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                                                                 Exhibit 10.1

          Terms of Awards Granted to Non-Employee Directors Under
    2004 Employee and Director Equity-Based Compensation Plan (the "Plan")

Capitalized terms under herein that are not defined shall have the same meaning as set forth in the Plan.

1. Stock Options

         (a) Vesting Period: Ratably over four (4) years, with twenty-five percent (25%) becoming exercisable on each of the first, second, third and fourth anniversary of the grant date, except as provided in the Plan.

         (b) Terms: Ten (10) years from grant date.

         (c) Exercise Price: Fair market value of BD common stock on grant date.

         (d) Form: Non-qualified stock options.

2.       Restricted Stock Units ("Units")

         (a) Settlement: Each Unit entitles the grantee to one share of BD common stock.

         (b) Dividend Equivalent Rights. Units are issued in tandem with dividend equivalent rights.

         (c) Distribution: Shares underlying the Units are distributed upon the earliest of a director's retirement, death, disability or removal other than for Cause.